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                                                                   EXHIBIT 10(i)
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                                                                                SHELL OIL COMPANY

                                                                                One Shell Plaza
                                                                                P. O. Box 2463
                                                                                Houston, Texas
77252-2463

C. J. Shearer                      J. E. Krebs                              P. L. Cuneo
Vice President                     President                                Director of Technology
Shell Chemical Company             Shell E&P Technology Company,            Shell Oil Products Company
Westhollow Technology Center         a division of Shell                    Westhollow Technology Center
                                     Exploration & Production Company
                                   Bellaire Technology Center
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December 7, 1995
                                                              Our Ref: STVP LGVP
Shell Internationale Research Maatschappij, B. V.
P. O. Box 162
30 Carel van Bylandtlaan
The Hague 2501, The Netherlands

SUBJECT: AGREEMENT FOR RESEARCH SERVICES

Gentlemen:

This refers to the Agreement dated January 1, 1960, between Shell Oil Company and Shell Internationale Research Maatschappij, B.V. entitled "Agreement for Research Services," as amended.

Programs and budget for the year 1996 having been exchanged in accordance with paragraph 9 of said Agreement, and the parties having agreed to the factors referred to in subparagraph 10 (c) we now wish to confirm the understanding with you that said Agreement, as amended, shall be continued for the calendar year 1996, with the amount of the monthly payment to be determined and paid according to the terms of said Agreement.

Please indicate your concurrence to the continuation of the said Agreement on the basis indicated above by executing both of the executed letters enclosed and returning one of them to us and retaining the other for your files.

                               Yours very truly,
                    For and on behalf of Shell Oil Company:

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Shell Chemical Company        Shell E&P Technology Company        Shell Oil Products Company
                                 a division of Shell
                                 Exploration & Production

By:   /s/ C. J. Shearer       By:    /s/ J. E. Krebs               By:   /s/ P. L. Cuneo
   -----------------------       ------------------------             ----------------------
          C. J. Shearer                  J. E. Krebs                         P. L. Cuneo
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Accepted and Agreed to:

                                       The Hague, 18 December, 1995

Shell Internationale Research Maatschappij, B. V.

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                              By:  /s/ J. A. von Zutphen        By:  /s/ B. J. Runderkamp
                                 -------------------------         ------------------------
                                       J. A. von Zutphen                 B. J. Runderkamp
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